UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	January 20, 2006

Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)

(414) 342-4680
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01.      Regulation FD Disclosure.

        On January 19, 2006, Harley-Davidson, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s fourth quarter and full year financial results for the financial periods ended December 31, 2005. The Press Release included information regarding retail sales of Harley-Davidson® motorcycles for the full year 2005 and the full year 2004. The Company’s press release for the third quarter of 2005 and prior Company disclosures also included information regarding retail sales of Harley-Davidson® motorcycles.

        To help investors better understand the retail sales information the Company has disclosed, the Company is providing the following updated information concerning year-to-date retail sales of Harley-Davidson® motorcycles for each calendar quarter in 2004 and 2005, which underlies the information included in the Press Release:

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	2005	2004	2005	2004	2005	2004	2005	2004
United States	53,707	53,837	143,683	140,938	210,790	200,826	253,414	243,160
Europe	6,485	5,376	18,353	14,978	25,172	21,096	29,482	24,594
Japan	2,134	1,929	5,358	4,849	8,428	7,563	11,420	10,283
Canada	1,934	1,781	7,975	7,289	10,700	9,978	11,660	11,200
All other markets	2,601	2,146	5,530	4,740	8,177	6,829	11,193	9,373

Total	66,861	65,069	180,899	172,794	263,267	246,292	317,169	298,610

        The data source for all 2005 retail sales figures shown above is sales warranty and registration information provided by Harley-Davidson dealers and compiled by the Company. The Company must rely on information that its dealers supply concerning retail sales, and this information is subject to revision. 2004 retail sales figures shown above conform to sales warranty and registration information. Figures for year-to-date retail sales in the United States for each quarter of 2004 vary from Motorcycle Industry Council source data that the Company previously published, the figure for retail sales in Japan through the fourth quarter of 2004 varies from Japan Industry source data that the previously published, and the figures for year-to-date retail sales in all other markets for the first and second quarters of 2004 vary from data that the Company previously published. Generally, figures are based on sales warranty and registration information as of the close of the relevant calendar quarter.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.
Date: January 20, 2006	By: /s/ James M. Brostowitz
James M. Brostowitz
Vice President and Treasurer and Acting Chief Financial Officer